UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  July 18, 2012

FIRSTBANK CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan	000-14209	38-2633910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Woodworth Avenue Alma, Michigan	48801
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code: (989) 463-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01. Other Events

On July 18, 2012, Firstbank Corporation (the "Company") completed its repurchase of the warrant (the "Warrant") to purchase 578,947 shares of the Company's common stock that was issued to the United States Department of the Treasury (the "Treasury") on January 30, 2009, as part of the Troubled Asset Relief Program ("TARP") Capital Purchase Program.  The Company repurchased the Warrant for a total price of $1,946,670.

Following the settlement of the Warrant on July 18, 2012, the Treasury has completely eliminated its equity stake in the Company through the TARP Capital Purchase Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRSTBANK CORPORATION (Registrant)

Date: July 19, 2012	By:	/s/ Samuel G. Stone
Samuel G. Stone Executive Vice President and CFO